Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    December 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/3/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2016 to December 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,979,660.07	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	662,893.30		10,740,758.99
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$662,893.30		$10,740,758.99

3.	Cash Disbursements
	Operations	1,238,313.30		15,119,951.69
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		0

	Total Cash Disbursements	$1,238,313.30		$15,374,273.29

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(575,420.00)		(4,633,514.30)

5.	Ending Cash Balance (to Form 2-C)	$5,404,240.07	(2)	$5,404,240.07	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,675,944.98

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	538,008.84

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,404,240.07	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1,  2016 to December 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
12/2/2016	Chinn FamilyLTD Partnership	Joint interest billing reimbursement	$1.05
12/2/2016	Wells FargoBank West	Interest	0.18
12/2/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	1,223.96
12/2/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	4,158.55
12/2/2016	MCL 1 OIL& GAS WYOMING1	Revenue - non-operated properties	13.99
12/6/2016	Silver Creek Oil & Gas,LLC	Joint interest billing reimbursement	164.20
12/6/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	42.73
12/6/2016	Providence Energy Corp.	Joint interest billing reimbursement	212.05
12/6/2016	Continental Resources, Inc.	Revenue - non-operated properties	2,290.19
12/6/2016	BreitBurn Operating LP	Revenue - non-operated properties	4,519.48
12/6/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	632.14
12/6/2016	URBAN OIL& GAS GROUP,LLC	Revenue - non-operated properties	586.57
12/9/2016	Lonewolf Energy, INC.	Inventory Purchased	3,600.00
12/9/2016	Oasis PetroleumNorth America	Revenue - non-operated properties	1,196.30
12/13/2016	John Lockridge	Revenue - non-operated properties	758.95
12/13/2016	Natrona County Treasurer	Refund	167.52
12/13/2016	AETHON ENERGY OPERATINGLLC	Revenue - non-operated properties	768.10
12/14/2016	Pacificorp	Refund	144.05
12/14/2016	Black BearOil Corp.	Revenue - non-operated properties	3.34
12/19/2016	Freeport-McMoRan Oil &Gas LLC	Joint interest billing reimbursement	65.49
12/20/2016	Cimarex Energy Co.	Revenue - non-operated properties	75.61
12/20/2016	EOG Resources,Inc.	Revenue - non-operated properties	73.95
12/20/2016	XTO Energy	Revenue - non-operated properties	4,425.10
12/23/2016	ConocoPhillips Company	Revenue - non-operated properties	29,295.84
12/23/2016	XTO Energy	Revenue - non-operated properties	639.29
12/30/2016	Keith L.Mohl & MarleneMohl,	Joint interest billing reimbursement	78.09
12/30/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	59.20
12/30/2016	Chinn FamilyLTD Partnership	Joint interest billing reimbursement	7.44
12/30/2016	HHE - AS- 2005	Joint interest billing reimbursement	65.93
12/30/2016	Jackal Oil Company	Joint interest billing reimbursement	32.98
12/30/2016	Thunder Oil and Gas	Joint interest billing reimbursement	24.80
12/30/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	5,711.68
12/30/2016	Moncrief Royalty Account	Revenue - non-operated properties	115.49
12/30/2016	SM Energy	Revenue - non-operated properties	3,523.05
12/30/2016	SM Energy	Revenue - non-operated properties	2,939.07
12/30/2016	GMT ExplorationCo., LLC	Revenue - non-operated properties	2,216.46
12/30/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	505.30
12/30/2016	Shell Trading	Revenue - non-operated properties	18,676.37
12/30/2016	XTO Energy	Revenue - non-operated properties	11,242.30
12/30/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,903.01
12/30/2016	Sheridan Production Co.,LLC	Revenue - non-operated properties	107.70
12/30/2016	Peak PowderRiver ResouresLLC	Revenue - non-operated properties	123.56
12/30/2016	AETHON ENERGY OPERATINGLLC	Revenue - non-operated properties	894.07
12/30/2016	ROCKY MOUNTAINCRUDE OILLLC	Revenue - non-operated properties	138.56
12/30/2016	Summit Energy LLC	Revenue - non-operated properties	559,460.77

		Total Cash Receipts	$662,884.46	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1,  2016 to December 31,  2016

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

12/30/2016	ANB Bank	December 2016 interest	8.84

		Total Cash Receipts - Operations	$8.84	(1)

12/28/2016	Transfer from Acct # 2000004201	To fund Warren Disputed GTA Charges account	538,000.00

Total Cash Receipts	$538,008.84	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1,  2016 to December 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
12/09/16	46199	Alsco	Field operating expenses	$325.90
12/09/16	46200	Atlas Automation	Field operating expenses	1,915.00
12/09/16	46201	Barry W. Spector	Legal fees - Debtor	312.50
12/09/16	46202	Bracewell LLP	Legal fees - Creditor	51,491.00
12/09/16	46203	Cassidy Mikesell, D.B.A	Field operating expenses	110.00
12/09/16	46204	DNOW03	Field operating expenses	50,625.43
12/09/16	46205	Kutak Rock LLP	Legal fees - Creditor	10,850.50
12/09/16	46206	Onsager | Fletcher |	Legal fees - Debtor	14,991.79
12/09/16	46207	RPA Advisors, LLC	Advisory fees - Creditor	41,085.05
12/09/16	46208	Rocky Mountain Power	Field operating expenses	127,651.87
12/09/16	46209	Sky Blue Enterprises, Inc.	Field operating expenses	1,608.07
12/09/16	46210	Support.com, Inc.	General and administrative expenses	98.82
12/09/16	46211	Union Telephone Company	Field operating expenses	869.57
12/09/16	46212	Verizon Wireless	Field operating expenses	75.49
12/09/16	46213	Winchester Well Service, Inc.	Field operating expenses	6,334.40
12/12/16	46214	Anne Wilcoxson	Payment of royalties/overrides	223.67
12/12/16	46215	Belinda R. Ervin	Payment of royalties/overrides	111.83
12/12/16	46216	Charlene A. Carpenter	Payment of royalties/overrides	190.85
12/12/16	46217	Corinthian Believer Fellowship	Payment of royalties/overrides	894.67
12/12/16	46218	Janice Bacon Walker	Payment of royalties/overrides	223.67
12/12/16	46219	Kfrt	Payment of royalties/overrides	79.52
12/12/16	46220	Lubnau, LLC	Payment of royalties/overrides	187.87
12/12/16	46221	M. G. Cook	Payment of royalties/overrides	93.94
12/12/16	46222	Mullinnix LLC	Payment of royalties/overrides	815.15
12/12/16	46223	Paula Kay Herzog	Payment of royalties/overrides	111.83
12/12/16	46224	Wesley R. Clark	Payment of royalties/overrides	223.67
12/12/16	46225	William C. Eiland	Payment of royalties/overrides	447.34
12/14/16	46226	All American Records	General and administrative expenses	165.92
12/14/16	46227	Alsco	Field operating expenses	813.45
12/14/16	46228	Alyssa Beard	General and administrative expenses	900.00
12/14/16	46229	Atlas Automation	Field operating expenses	1,995.98
12/14/16	46230	Burlington Resources	Joint interest billing payment	26,388.96
12/14/16	46231	C&G Roustabout Services, LLC	Field operating expenses	2,841.56
12/14/16	46232	Complete Energy Services, Inc.	Field operating expenses	12,003.70
12/14/16	46233	Culligan, Inc.	General and administrative expenses	29.00
12/14/16	46234	DJ'S Glass	Field operating expenses	218.25
12/14/16	46235	Davis Family Inc.	Field operating expenses	518.83
12/14/16	46236	Drummond Refrigeration LLC	Field operating expenses	68.87
12/14/16	46237	Dubois Telephone Exchange	Field operating expenses	255.59
12/14/16	46238	Dustin Habel	Field operating expenses	259.25
12/14/16	46239	EON Office	General and administrative expenses	155.23
12/14/16	46240	Faegre Baker Daniels LLP	Legal fees - Creditor	395.00
12/14/16	46241	GTT Communications, Inc	General and administrative expenses	778.22

12/14/16	46242	Homax Oil Sales Inc.	Field operating expenses	2,379.99
12/14/16	46243	KLX Energy Services LLC	Field operating expenses	2,078.58
12/14/16	46244	Kel-Tech, Inc.	Field operating expenses	9,184.32
12/14/16	46245	Konica Minolta	General and administrative expenses	616.31
12/14/16	46246	Merrill Communications LLC	General and administrative expenses	25.00
12/14/16	46247	Norco, Inc	Field operating expenses	189.87
12/14/16	46248	Patrick R. Sheehan	Field operating expenses	700.00
12/14/16	46249	Petroleum Association of WY	General and administrative expenses	1,000.00
12/14/16	46250	Powder River Energy Group	Field operating expenses	375.83
12/14/16	46251	REDDOG Systems Inc.	General and administrative expenses	1,017.00
12/14/16	46252	RapidScale, Inc.	General and administrative expenses	250.00
12/14/16	46253	Rawlins Automotive, Inc.	Field operating expenses	310.06
12/14/16	46254	Robidoux Oilfield Services	Field operating expenses	264.66
12/14/16	46255	Source Equipment	Field operating expenses	1,152.00
12/14/16	46256	Summit Scientific	Field operating expenses	125.00
12/14/16	46257	True Value of Rawlins	Field operating expenses	35.18
12/14/16	46258	United Site Services of NV,Inc	Field operating expenses	1,075.19
12/14/16	46259	United Supply of the Rockies	Field operating expenses	376.50
12/14/16	46260	Weatherford Art. Lift Systems	Field operating expenses	14,023.64
12/14/16	46261	Winchester Well Service, Inc.	Field operating expenses	10,980.90
12/14/16	46262	Zedi	Field operating expenses	2,175.80
12/20/16	46263	Anadarko E&P Onshore LLC	Joint interest billing payment	3,403.32
12/20/16	46264	Bob Hunter	Field operating expenses	302.15
12/20/16	46265	BreitBurn Operating LP	Joint interest billing payment	3,456.15
12/20/16	46266	Chevron USA, Inc.	Joint interest billing payment	964.74
12/20/16	46267	DrillingInfo Inc.	General and administrative expenses	17,102.25
12/20/16	46268	GMT Exploration Comp. LLC	Joint interest billing payment	2,426.13
12/20/16	46269	Kilburn Tire Co., Inc.	Field operating expenses	191.70
12/20/16	46270	Moncrief Royalty Account	Joint interest billing payment	677.62
12/20/16	46271	Office of State Lands & Invest	Payment of royalties/overrides	5,565.08
12/20/16	46272	Oil & Gas Conservation Comm.	Payment of taxes	354.71
12/20/16	46273	Onsager | Fletcher |	Legal fees - Debtor	4,008.75
12/20/16	46274	PDS Energy Information Inc.	General and administrative expenses	91.80
12/20/16	46275	Rebecca Deck	General and administrative expenses	44.26
12/20/16	46276	Rosemont WTC Denver	General and administrative expenses	7,500.00
12/20/16	46277	Skyline Motors Inc.	Field operating expenses	722.90
12/28/16	46278	Bracewell LLP	Legal fees - Creditor	48,534.85
12/28/16	46279	CSI Compressco Inc.	Field operating expenses	12,108.77
12/28/16	46280	Dustin Habel	Field operating expenses	84.43
12/28/16	46281	LC Resources LLC	General and administrative expenses	7,082.60
12/28/16	46282	Support.com, Inc.	General and administrative expenses	2,193.00
12/07/16	debit card	Anixter	Field operating expenses	446.68
12/06/16	debit card	CED Inc.	Field operating expenses	30.91
12/08/16	debit card	Winn-Marion Barber, LLC	Field operating expenses	381.93
12/10/16	debit card	UPS	General and administrative expenses	21.83
12/13/16	debit card	Winn-Marion Barber, LLC	Field operating expenses	1,476.05
12/12/16	debit card	Rtd	General and administrative expenses	826.00
12/01/16	debit card	SP Plus Corporation	General and administrative expenses	855.00
12/01/16	debit card	Towne Park	General and administrative expenses	922.99

12/19/16	debit card	Microsoft	General and administrative expenses	100.21
12/13/16	debit card	Winn-Marion Barber, LLC	Field operating expenses	2,644.70
12/14/16	debit card	Winn-Marion Barber, LLC	Field operating expenses	26.87
12/07/16	debit card	Indelac Controls, Inc.	Field operating expenses	3,393.30
12/28/16	debit card	Union Telephone Company	Field operating expenses	258.30
12/28/16	debit card	Innovative Office Solutions	Field operating expenses	300.00
12/28/16	debit card	CED Inc.	Field operating expenses	96.38
12/23/16	debit card	Bob's Electric Motor Service	Field operating expenses	95.32
12/20/16	debit card	Amazon	Field operating expenses	325.69
12/17/16	debit card	UPS	General and administrative expenses	71.95
12/28/16	debit card	Winn-Marion Barber, LLC	Field operating expenses	108.97
12/30/16	debit card	Start Meeting	General and administrative expenses	26.90
12/28/16	debit card	Comcast	General and administrative expenses	141.00
12/13/16	wire	Seaport Global Securities LLC	Professional fees - Debtor (retainer)	150,000.00
12/14/16	wire	Wyoming Depart of Revenue	Payment of taxes	42,522.96
12/15/16	wire	Warren Energy Services	Joint interest billing payment	253,202.17
12/30/16	wire	Office of Natural Resources	Payment of royalties/overrides	67,457.83
12/2/2016	wire	Discovery	Payroll - 12/2/16	65,422.27
12/16/2016	wire	Discovery	Payroll - 12/16/16	67,008.07
12/30/2016	wire	Discovery	Payroll - 12/30/16	55,260.77

			Total Cash Disbursements	$1,238,313.30	(1)

8
12/28/2016		wire	Transfer to Acct # 2000007113	Fund the Disputed Warren GTA Charges account	538,000.00

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    December 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,404,240	$10,037,754
Accounts Receivable (from Form 2-E)		1,467,508	1,843,543
Receivable from Officers, Employees, Affiliates		(419,839)	408,716
Inventory		2,132,658	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,311	303,393
	Prepaid expenses and deposits	370,290	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,238,168	$15,501,971

Fixed Assets (at cost):
Land		$1,169,019	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,403,716	166,099,098
Total Fixed Assets		167,572,735	167,268,109
Less: Accumulated Depreciation		(116,316,403)	(107,050,551)
Net Fixed Assets		$51,256,332	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$65,971,502	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,592,533	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		379,891	-
Post-petition Taxes Payable (from Form 2-E)		425,439	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	269,978	-
	Other accrued liabilities and expenses	661,811	-
Total Post Petition Liabilities		3,329,652	$2,548

Pre Petition Liabilities:
Secured Debt		41,100,433	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,450,373	11,429,928
Total Pre Petition Liabilities		51,662,085	54,482,954

TOTAL LIABILITIES		$54,991,737	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(15,626,145)	-
TOTAL OWNERS' EQUITY		$10,979,765	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$65,971,502	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    December 1,  2016 to December 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$943,080	$9,584,772
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$943,080	$9,584,772

Cost of Goods Sold	692,741	10,657,888

Gross Profit	$250,339	$(1,073,116)

Operating Expenses:
Officer Compensation	$23,076	$656,712
Selling, General and Administrative	114,320	1,516,369
Rents and Leases	7,500	135,163
Depreciation, Depletion and Amortization	675,332	9,265,853
Other (list):	0	0
	0	0

Total Operating Expenses	$820,228	$11,574,097

Operating Income (Loss)	$(569,889)	$(12,647,213)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	18	3,755
Interest Expense	(40,715)	(948,313)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(40,697)	$(1,161,680)

Reorganization Expenses
Legal and Professional Fees	$85,913	$1,766,491
Other Reorganization Expense	9,750	50,761

Total Reorganization Expenses	$95,663	$1,817,252

Net Income (Loss) Before Income Taxes	$(706,249)	$(15,626,145)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(706,249)	$(15,626,145)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    December 1,  2016 to December 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	20,438	(20,438)	$ -
Employee FICA taxes withheld	$ -	9,117	(9,117)	$ -
Employer FICA taxes	$ -	9,331	(9,331)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	3,571	(3,571)	$ -
Local
Personal property taxes	$ 487,988	(161,221)		$ 326,767
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 70,889	70,738	(42,956)	$ 98,672
			Total unpaid post-petition taxes	$ 425,439
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	4/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	4/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	4/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    December 1,  2016 to December 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,119	42,119
Post-petition receivables	1,247,242	52,709	50,460	74,979	1,425,390
Total	1,247,242	52,709	50,460	117,098	1,467,508

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	795,094	236,769	84,786	475,884	1,592,533
Other Payables
Total	795,094	236,769	84,786	475,884	1,592,533

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 15,000	($19,001)		$ 103,084
Counsel for Unsecured
Creditors' Committee		$ 2,378			$ 71,211
Trustee's Counsel
Accountant					$ 4,625
Creditor Counsel	$ 190,286	($1,465)	($111,271)		$ 50,306
Creditor Advisors		$ 20,000	($41,085)		$ 75,141
Other:		$ 54,921	($313)		$ 75,524
Total	$ 190,286	$ 90,834	($171,670)		$ 379,891
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 12/2, 12/16, 12/30		23,076

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           December 31,  2016

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2016		$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter			$ 3,573,997	$10,400	45336	April 22, 2016

April	2016		$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter			$ 2,952,005	$9,750	45707	July 21, 2016

July	2016		$ 614,602
August	2016		$ 931,191
September	2016		$ 1,006,237
				$6,500	46058	October 21, 2016
TOTAL 3rd Quarter			$ 2,552,030	$3,250	46153	December 16, 2016

October	2016		$ 783,291
November	2016		$ 906,414
December	2016		$ 1,238,313

TOTAL 4th Quarter			$ 2,938,018	$9,750	46370	January 19, 2017

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325		$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650		$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975		$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625		$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950		$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875		$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    December 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from December 1st through December 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which may include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. Once agreement has been reached regarding such plans, the Debtor will file a new Plan based on the one already submitted. In the interim, the Debtor continues to operate normally. As noted below, the Debtor has engaged an investment bank to assist in exploring the potential sale of the Debtor’s assets.

On November 11, 2016, Warren Resources, Inc., and certain of its affiliates (collectively, “Warren”), the operator of certain of the Debtor’s natural gas property interests, filed a motion for relief from automatic stay relating to a gas transportation agreement (the “GTA”) with the Debtor. Warren is seeking to exercise its rights under the GTA, including termination of the agreement. Concurrently, Warren filed a companion motion for allowance of an administrative expense for the amounts it claims it is owed under the GTA. On December 1, 2016, the Debtor filed its objections to both of Warren’s motions, for among other reasons, that the Debtor is still in the process of determining what is in its (and its creditors) best interests as it relates to whether the GTA should be assumed, rejected or terminated. The Debtor also contests the amounts claimed by Warren. On December 8, 2016, the Court approved an interim agreement between the Debtor and Warren, which provides for the payment of certain amounts under the GTA by the Debtor to Warren. An evidentiary hearing relating to this matter has been scheduled for April 13, 2017.

On December 14, 2016, the Debtor filed a motion with the Court to have Seaport Global Securities, LLC approved as investment bankers to assist the Debtor in exploring the sale of its assets.

Other significant events after the close of the reporting period:

On November 27, 2016, DNOW filed a motion for immediate payment of its allowed administrative expense claim. The Debtor filed its objection to the motion on December 14, 2016. On January 17, 2017, the Court denied DNOW’s motion.

On January 26, 2016, the Court approved Seaport Global Securities, LLC as investment bankers.

Rev. 1/15/14